SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 14, 2007


                       LEGEND INTERNATIONAL HOLDINGS, INC
                 (Exact Name of Company as Specified in Charter)



      Delaware                      000-32551                     23-3067904
---------------------         ---------------------        ---------------------
(State or Other Jurisdiction  (Commission File No.)           (IRS Employer
      of Incorporation)                                      Identification No.)

         Level 8, 580 St Kilda Road, Melbourne, Victoria Australia    3004
         -----------------------------------------------------------------

               (Address of Principal Executive Offices)            (Zip Code)

Company's telephone number        61-3-8532-2800
Company's facsimile number        61-3-8532-2805
Company's email address           lgdi@axisc.com.au
                                  -----------------
Company's website address         www.lgdi.net


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Item 1.01      Entry into a Material Definitive Agreement


Private Placement of Shares

         Effective May 14, 2007, Legend International Holdings, Inc advises that it has issued a further 18,470,000 shares of common stock raising US$4,117,500. The shares issued are restricted shares. The funds will be used to fund exploration in Northern Australian and for working capital.

         Furthermore, Legend International Holdings, Inc advises that it has closed its private placements at the issue price of US$0.25.

 Item 3.02        Unregistered Sales of Equity Securities

         The description of the Private Placement set forth above is hereby incorporated herein by this reference. The securities that are being issued pursuant to this Private Placement are being issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act") under section 4(2) of the Act and under Regulation S and D promulgated under the Act.

Item 8.01         Other Items

(i) The Company advises that it intends to lodge with the Securities Exchange Commission within 45 days a Form SB-2 Registration Statement under the Securities Act of 1933 to register shares of common stock.

(ii) On May 14, 2007, the Company issued the attached press release in relation to the spin off of interests uranium interests to a new listed public vehicle.


Item 9.01         Financial Statements and Exhibits


99.1:  Press Release dated May 14, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             LEGEND INTERNATIONAL HOLDINGS, INC.
                             (Company)

                             By: /s/ Peter Lee
                                ------------------------------------------------
                                 Peter Lee
                                 Secretary

Dated: May 14, 2007